Scudder
Value
Fund



Annual Report
September 30, 1998




For investors seeking long-term growth of capital through investment in undervalued equity securities.

Scudder Value Fund is properly known as Value Fund.

The Fund is a diversified series of Value Equity Trust.



SCUDDER           (logo)

                               Scudder Value Fund

--------------------------------------------------------------------------------
                              Total Net Assets of
Date of Inception: 12/31/92   Scudder Shares as of       Ticker Symbol:  SCVAX
                             9/30/98: $468.5 million
--------------------------------------------------------------------------------

o For the 12-month period ended September 30, 1998, the Scudder Shares of Scudder Value Fund returned -2.08% in an environment that was particularly challenging for value-oriented investing.

o Throughout the period, Fund management continued to emphasize quality stocks and maintained an overall portfolio valuation that was at a significant discount to the market.

o The Fund's Scudder Shares were assigned an overall 4-star risk-adjusted rating from Morningstar among 2,678 domestic equity funds as of September 30, 1998.^1



                                Table of Contents

  3 Letter from the Fund's President     19 Financial Highlights
  4 Performance Update                   23 Notes to Financial Statements
  5 Portfolio Summary                    29 Report of Independent
  6 Portfolio Management Discussion      30 Tax Information
  9 Glossary of Investment Terms         32 Officers and Trustees
 10 Investment Portfolio                 33 Investment Products and Services
 16 Financial Statements                 34 Scudder Solutions


^1 Source: Morningstar. Ratings are subject to change monthly and are calculated based on the Fund's Scudder Shares' three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Scudder Share performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the domestic equity category, the Fund's Scudder Shares received a 4 star rating for the three- and five- year periods. The Fund's Scudder Shares are not rated for the ten-year period because it commenced operations on 12/31/92. Past performance is no guarantee of future results.


                             2 - Scudder Value Fund

                        Letter from the Fund's President

Dear Shareholders,

   Over the 12-month period, the economic crisis in the emerging markets spread across the globe, causing investors to seek cover in perceived safe havens such as U.S. Treasury bonds and stocks of large, familiar growth companies. In the process, value stocks underperformed, as individual stock selection based on fundamentals was set aside. In a broad-based market downdraft such as this, even shares of companies with attractive fundamentals can get hit hard.

   As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure short-term volatility. Over the long-term, we believe that stocks with attractive fundamentals will ultimately be recognized and rewarded in the marketplace. In this challenging climate, we believe that investors should remain focused on their long-term investment goals.

   For this report, we asked fund managers Don Hall and Bill Wallace to discuss the market environment and the Fund's performance for the 12-month period. By sticking with their disciplined approach to selecting attractively valued stocks, the Fund managers have helped the risk-adjusted performance of the Fund's Scudder Shares remain above-average relative to its peers. Their discussion begins on page 6.

   For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund--which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund--which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

   Thank you for your investment in Scudder Value Fund. If you have any questions about the Fund, please call Scudder Investor Information at the number above, or visit our Internet Web site at http://www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Value Fund



                             3 - Scudder Value Fund

PERFORMANCE UPDATE as of September 30, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------
                            Total Return
--------------------------------------------
Period Ended   Growth of             Average
9/30/98         $10,000  Cumulative  Annual
--------------------------------------------
Scudder Value Fund -- Scudder Shares
--------------------------------------------
1 Year          $ 9,792    -2.08%    -2.08%
5 Year          $21,072   110.72%    16.08%
Life of Class*  $23,495   134.95%    16.01%
--------------------------------------------
S&P 500 Index
--------------------------------------------
1 Year          $10,904     9.04%     9.04%
5 Year          $24,792   147.92%    19.90%
Life of Class*  $26,669   166.69%    18.60%
--------------------------------------------
* The Scudder Shares commenced operations on
  December 31, 1992.

-----------------------------------------------------------------
Growth Of A $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Value Fund -- Scudder Shares
Year            Amount
----------------------
12/92*         $10,000
'93            $11,150
'94            $11,360
'95            $14,043
'96            $16,456
'97            $23,993
'98            $23,495

S&P 500 INDEX
Year            Amount
----------------------
12/92*         $10,000
'93            $10,757
'94            $11,153
'95            $14,471
'96            $17,412
'97            $24,457
'98            $26,669

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns And Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

Yearly Periods Ended September 30

                       1993*    1994      1995      1996      1997      1998
                     ----------------------------------------------------------
NET ASSET VALUE...   $ 13.38  $ 13.08   $ 15.87   $ 17.52   $ 23.53   $ 21.20
INCOME DIVIDENDS..   $    --  $   .11   $   .12   $   .04   $   .07   $   .24
CAPITAL GAINS
DIVIDENDS.........   $    --  $   .43   $   .13   $   .92   $  1.48   $  1.65
FUND TOTAL
RETURN (%)........     11.50     1.88     23.62     17.18     45.80     -2.08
INDEX TOTAL
RETURN (%)........      7.56     3.68     29.75     20.34     40.46      9.04

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share Class. The total return for Classes A, B and C would have been lower than the Scudder Shares due to sales loads and certain class specific expenses. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year, five year and life of Class periods would have been lower.


                             4 - Scudder Value Fund

                   Portfolio Summary as of September 30, 1998

Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity Securities              85%
      Cash Equivalents               15%
   --------------------------------------
                                    100%
   --------------------------------------

   The Fund's effective cash position was actually lower at 8.6% of assets, reflecting the use of S&P 500 Index futures to gain market exposure as we searched for stocks that met our valuation criteria.


Sectors
(Excludes 15% Cash Equivalents)
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      19%
      Energy                         12%
      Technology                     11%
      Durables                       11%
      Communications                  9%
      Consumer Staples                7%
      Health                          7%
      Transportation                  6%
      Media                           5%
      Other                          13%
   --------------------------------------
                                    100%
   --------------------------------------

   Telecommunications services, utilities, healthcare and auto stocks were the best performing groups; financial and manufacturing stocks were disappointing.


Ten Largest Equity Holdings
(20% of Portfolio)
---------------------------

    1. Texaco Inc.
       Major international oil company
    2. WPP Group PLC
       Advertising agency
    3. Bell Atlantic Corp.
       Provider of telecommunication
       services
    4. USEC Inc. Provider of enriched uranium products and services
    5. First Union Corp.
       Commercial banking in the
       southeast
    6. Bristol-Myers Squibb Co.
       Diversified pharmaceutical and
       consumer products company
    7. Sun Microsystems, Inc.
       Producer of high-performance
       workstations, servers and
       networking software
    8. Magna International, Inc.
       Manufacturer of automotive parts
    9. Parker-Hannifin Group
       Fluid control components
   10. AT&T
       Telecommunication services and
       business systems

   With an overall portfolio p/e below that of the S&P 500 based on 19 earnings estimates, management believes that the Fund should benefit significantly when market sentiment returns to stocks with attractive valuations.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                             5 - Scudder Value Fund

                         Portfolio Management Discussion

We asked portfolio managers Donald E. Hall and William J. Wallace to discuss the current market environment and their investment strategy over the fiscal year.

Q: In the last annual report you characterized the 45.80% return of the Scudder Shares versus 40.46% for the S&P 500 as extraordinary. How would you describe its performance for the 12-month period ended September 30, 1998?

A: Also extraordinary, but in the other direction. Scudder Shares declined 2.08% on a total return basis for the 12 months. This performance compares to the positive 3.61% return of the unmanaged Russell 1000 Value Index and the 9.04% return of the S&P 500 Index.

The Shares held up well in most of the major down drafts, but trailed significantly on the rebounds. While value stocks historically have tended to decline less during market corrections, it is not unusual for them to underperform just prior to the beginning of a recession. We saw this pattern in 1990, the beginning of our last recession. Then, as now, investors gravitated to the largest and highest quality blue-chip stocks, regardless of valuations. The number of stocks with positive performance narrowed to a handful just prior to the recession and then broadened out in the recovery. We believe a similar pattern is likely going forward, whether we experience a recession or merely a slowdown.

Q: "Growth" stocks outperformed "value" and large-caps outperformed small. How significant was this to investors?

A: Very significant. The extent to which growth stocks outperformed was virtually unprecedented. Also the extent to which a few of the very largest stocks outperformed the average stock was extraordinary. The average value stock in the S&P 500 (as defined by BARRA) trailed the overall S&P 500 (a market capitalization weighted index) by over 17 percentage points. Both factors provided a very strong stylistic headwind for the Fund.

Q: Given the superior performance of large growth stocks, do you expect to change your stock selection criteria going forward?

A: We intend to stick with our disciplined approach. While the temptation to tinker with an investment strategy is often greatest when the market has made a sharp turn, we continue to believe that our strategy will reward shareholders over the long term. Although stylistic influences can continue for years, the very high price/earnings (P/E) multiples of the most popular stocks suggest a change in relative performance may be at hand.

Q: Global influences were an important factor affecting U.S. stocks over the 12 months. How would you summarize this environment?

A: It is helpful to think back to more than a year ago when trouble first began in Thailand. The significance of the Southeast Asian economies to the U.S. is small in financial terms, yet the falloff in incremental demand from these rapidly growing economies took enough steam out of the strong U.S. economy to allow interest rates to remain low. High confidence and low rates prompted a boom in both capital and consumer spending, swelling U.S. profits above expectations into the first part of 1998. Foreign buyers poured money into U.S. equities in the first half of 1998 at a rate that exceeded even the U.S. mutual fund buyer --


                             6 - Scudder Value Fund
the largest incremental purchaser of U.S. equities in recent years.

However, the pace of profit growth was unsustainable, and in the second calendar quarter, signs of softening began to show up in the manufacturing sector. In the third quarter, the Russian devaluation and debt moratorium, and the collapse of the hedge fund, Long Term Capital Management sparked sharp price declines. It should be noted that neither the Russian financial crisis nor the collapse of Long Term Capital Management was significant, per se.

Q: In general terms, what is your criteria for selecting stocks?

A: We use an intrinsic value approach to ranking stocks based on opinions provided by our large in-house research staff. The ideal stock is an established growing company with average to below-average risk and a defensible competitive position. In particular, we look for companies that are selling at a discounted price/earnings ratio versus the market. Qualifying value stocks that are suffering from a deterioration in key fundamentals are avoided unless we can determine when and how the fundamental problem will be resolved. Stocks which decline to low P/E multiples because of temporary earnings disturbances are considered buying opportunities.

Q: What contributed to or took away from performance for the period?

A: Telecommunications services, utilities, health care, and auto stocks were the best performing groups. Star performers in these areas included Century Telephone, Unicom, American Home Products, and Ford. Except for Sun Microsystems, the portfolio generally missed out on the strong performance turned in by the technology sector, especially Internet-related stocks. Our underweighting in the technology area was a natural result of our value-oriented approach, which tends to exclude high P/E stocks, such as those common in the tech sector. The performance of Unicom, a modestly growing Midwestern electric utility (up 68%) is testimony, however, to the very healthy gains available in seemingly unexciting companies.

The most disappointing group for the portfolio was the financial sector, which had been very productive in previous years. Financial stocks overall suffered from broad declines based on investor concern over emerging markets or hedge fund exposure. MBIA, Chase Manhattan, and Safeco were among those with negative returns. Our manufacturing holdings included a number of underperformers such as American Standard and Crown Cork and Seal, which were sold.

Q: In the March 31st report you mentioned BankAmerica, Ford, WPP Group,
MBIA, and Harris as particularly attractive holdings. Can you give us an update on these stocks?

A: All were still holdings as of the end of the period. Harris suffered from the downturn in the semiconductor cycle, but more importantly, its Lanier Business Products Division saw its competitive position eroded. We reduced our position despite its low P/E primarily because of this weakening competitive position. BankAmerica was still held in the portfolio, despite a substantial write-off due to hedge fund and emerging market


                             7 - Scudder Value Fund
loan losses in the third quarter. We believe the worst is over for the bank, and that the lower stock price represents good value. MBIA was also down along with most financial stocks, yet its earnings have met expectations. WPP Group, as a large global advertising agency, has some exposure to Asia and Latin America. Although earnings have met expectations, the stock has been weak due to investors' concerns over the crises in the emerging markets. For Ford, low interest rates and a strong product line have enabled the company to beat earnings expectations and provide strong performance to the portfolio.

Q: What is your outlook for the environment and the Fund?

A: The combination of the recent market correction and lower interest rates has significantly improved the valuation of U.S. stocks. While we believe profit growth will be at best flat next year, many stocks are already discounting an outright recession and represent compelling values. The portfolio is positioned with a balance between defensive stocks (drugs and utilities) and very depressed economically sensitive issues (airlines and railroads). As always, we require conservative valuations for portfolio holdings. The Fund's overall P/E based on 1999 earnings estimates is 12.2x, which compares favorably to 19x for the S&P
500. Given these characteristics we believe the portfolio is well positioned to benefit when investor sentiment returns to stocks with attractive valuations.

                               Scudder Value Fund:
                          A Team Approach to Investing

 Scudder Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Lead Portfolio Manager Donald E. Hall has had responsibility for Scudder Value Fund's day-to-day management since its inception in 1992. Don, who joined Scudder in 1982, has 14 years of experience in the value style of investing. William J. Wallace, Portfolio Manager, has been a member of Scudder Value Fund's team since 1992 and has 16 years of investment experience.


                             8 - Scudder Value Fund

                          Glossary of Investment Terms


CYCLICAL STOCKS            Stocks of companies whose earnings fluctuate
                           with the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed greater than
                           average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings (higher p/e ratio) and exhibit greater price volatility.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets --  usually by
                           sector, industry, or country -- within a portfolio relative to its benchmark index (i.e. the S&P 500
                           Index) or investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. Typically based on a
                           company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher than expected growth rate and the potential for greater price fluctuations.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                             9 - Scudder Value Fund

                  Investment Portfolio as of September 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Co. dated 9/30/1998 at
  5.45%, to be repurchased at $19,646,973 on 10/1/1998, collateralized by a                                       ------------
  $20,205,000 U.S. Treasury Bond, 3.625%, 1/15/2007 (Cost $19,644,000) ..................     19,644,000            19,644,000
                                                                                                                  ------------
Commercial Paper 11.3%
------------------------------------------------------------------------------------------------------------------------------
Bank of Montreal, 5.58%, 10/9/1998** ....................................................     20,000,000            19,975,200
Gotham Funding Corp, 5.73%, 10/5/1998** (b) .............................................      2,000,000             1,998,528
International Securitization Corp., 5.75%, 10/1/1998** ..................................     15,000,000            14,997,604
Madison Funding Corp., 5.52%, 10/9/1998** ...............................................      2,100,000             2,097,424
UBS Finance Corp., 5.78%, 10/1/1998** ...................................................     20,000,000            20,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $59,068,955)                                                                           59,068,756
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 85.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.7%
Apparel & Shoes 0.4%
St. John Knits, Inc. ....................................................................        128,500             2,072,063
                                                                                                                  ------------
Department & Chain Stores 2.3%
Federated Department Stores, Inc.* ......................................................        176,100             6,405,638
J.C. Penney Co., Inc. ...................................................................         35,700             1,604,269
May Department Stores, Co. ..............................................................         16,800               865,200
Wal-Mart Stores, Inc. ...................................................................         60,000             3,277,500
                                                                                                                  ------------
                                                                                                                    12,152,607
                                                                                                                  ------------
Hotels & Casinos 0.4%
Royal Caribbean Cruises Ltd. ............................................................         72,600             1,928,438
                                                                                                                  ------------
Specialty Retail 0.6%
Tiffany & Co. ...........................................................................         97,400             3,055,925
                                                                                                                  ------------
Consumer Staples 6.2%
Alcohol & Tobacco 0.7%
Philip Morris Companies, Inc. ...........................................................         77,900             3,588,269
                                                                                                                  ------------
Consumer Specialties 1.7%
American Greeting Corp., "A" ............................................................        224,100             8,865,956
                                                                                                                  ------------
Food & Beverage 3.3%
ConAgra Inc. ............................................................................        166,800             4,493,175
H.J. Heinz Co. ..........................................................................         48,100             2,459,113
Interstate Bakeries Corp. ...............................................................        166,900             5,173,900

    The accompanying notes are an integral part of the financial statements.


                             10 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Unilever NV (New York shares) ...........................................................         83,900             5,138,875
                                                                                                                  ------------
                                                                                                                    17,265,063
                                                                                                                  ------------
Package Goods/Cosmetics 0.5%
Avon Products Inc. ......................................................................         97,000             2,722,063
                                                                                                                  ------------
Health 5.7%
Health Industry Services 0.6%
Humana Inc.* ............................................................................        196,300             3,214,413
                                                                                                                  ------------
Hospital Management 1.3%
Tenet Healthcare Corp.* .................................................................        236,100             6,787,875
                                                                                                                  ------------
Pharmaceuticals 3.8%
American Home Products Corp. ............................................................        166,600             8,725,675
Bristol-Myers Squibb Co. ................................................................        100,000            10,387,500
Schering-Plough Corp. ...................................................................          9,800             1,014,913
                                                                                                                  ------------
                                                                                                                    20,128,088
                                                                                                                  ------------
Communications 7.6%
Telephone/Communications
AT&T ....................................................................................        162,500             9,496,094
Alltel Corp. ............................................................................        115,700             5,481,288
Ameritech Corp. .........................................................................         66,800             3,164,650
Bell Atlantic Corp. .....................................................................        231,600            11,218,125
Century Telephone Enterprises, Inc. .....................................................         47,300             2,234,925
Tele Danmark A/S (ADR) ..................................................................        100,200             4,822,125
Tele-Communications International, Inc. "A"* ............................................        162,300             3,367,725
                                                                                                                  ------------
                                                                                                                    39,784,932
                                                                                                                  ------------
Financial 15.8%
Banks 6.0%
Banc One Corp. ..........................................................................        119,590             5,097,524
BankAmerica Corp. .......................................................................        131,100             7,882,388
Chase Manhattan Corp. ...................................................................         89,300             3,862,225
Compass Bancshares Inc. .................................................................         63,800             2,105,400
First Union Corp. .......................................................................        208,800            10,687,950
NationsBank Corp. .......................................................................         35,800             1,915,300
                                                                                                                  ------------
                                                                                                                    31,550,787
                                                                                                                  ------------
Insurance 8.1%
AFLAC, Inc. .............................................................................         29,400               839,738
Allstate Corp. ..........................................................................         68,400             2,851,425

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cigna Corp. .............................................................................         40,500             2,678,063
EXEL Ltd. "A" ...........................................................................         41,263             2,599,569
Fremont General Corp. ...................................................................        144,200             6,921,600
General Re Corp. ........................................................................         21,100             4,283,300
MBIA, Inc. ..............................................................................        117,900             6,329,756
PMI Group, Inc. .........................................................................         72,000             3,294,000
PartnerRe Holdings Ltd. .................................................................        121,600             4,871,600
Safeco Corp. ............................................................................         62,200             2,592,963
Transamerica Corp. ......................................................................          7,200               763,200
Travelers Property & Casualty Insurance Co. "A" .........................................        145,700             4,653,294
                                                                                                                  ------------
                                                                                                                    42,678,508
                                                                                                                  ------------
Consumer Finance 0.7%
American Express Company ................................................................         20,200             1,568,025
SLM Holding Corp. .......................................................................         64,800             2,101,950
                                                                                                                  ------------
                                                                                                                     3,669,975
                                                                                                                  ------------
Other Financial Companies 1.0%
Federal National Mortgage Association ...................................................         59,300             3,810,025
Travelers Group, Inc. ...................................................................         45,400             1,702,500
                                                                                                                  ------------
                                                                                                                     5,512,525
                                                                                                                  ------------
Media 4.1%
Advertising 2.3%
WPP Group PLC (ADR) .....................................................................        264,800            12,081,487
                                                                                                                  ------------
Cable Television 1.8%
Tele-Communications Inc. "A" (New) ......................................................        241,247             9,438,789
                                                                                                                  ------------
Service Industries 0.8%
Investment 0.2%
Franklin Resources, Inc. ................................................................         41,200             1,236,000
                                                                                                                  ------------
Miscellaneous Commercial Services 0.6%
Modis Professional Services, Inc.* ......................................................        200,000             2,912,500
                                                                                                                  ------------
Durables 9.0%
Aerospace 1.6%
Lockheed Martin Corp. ...................................................................         22,782             2,296,710
Northrop Grumman Corp. ..................................................................         55,500             4,051,500
United Technologies Corp. ...............................................................         28,500             2,178,469
                                                                                                                  ------------
                                                                                                                     8,526,679
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Automobiles 5.8%
Coltec Industries, Inc.* ................................................................        167,100             2,527,388
Dana Corp. ..............................................................................        127,600             4,761,075
Eaton Corp. .............................................................................         40,500             2,538,844
Ford Motor Co. ..........................................................................        186,600             8,758,538
Genuine Parts Co. .......................................................................         12,900               387,806
Magna International, Inc. "A" ...........................................................        172,400            10,020,750
Tower Automotive, Inc.* .................................................................         68,800             1,358,800
                                                                                                                  ------------
                                                                                                                    30,353,201
                                                                                                                  ------------
Leasing Companies 1.6%
Hertz Corp. .............................................................................          3,200               132,400
Ryder System, Inc. ......................................................................        339,900             8,455,013
                                                                                                                  ------------
                                                                                                                     8,587,413
                                                                                                                  ------------
Manufacturing 3.9%
Containers & Paper 0.5%
Bowater, Inc. ...........................................................................         67,300             2,397,563
                                                                                                                  ------------
Diversified Manufacturing 0.6%
Olin Corp. ..............................................................................         42,300             1,213,481
Textron, Inc. ...........................................................................         34,800             2,109,750
                                                                                                                  ------------
                                                                                                                     3,323,231
                                                                                                                  ------------
Electrical Products 0.4%
Thomas & Betts Corp. ....................................................................         60,400             2,298,975
                                                                                                                  ------------
Industrial Specialty 0.5%
Corning Inc. ............................................................................         88,500             2,605,219
                                                                                                                  ------------
Machinery/Components/Controls 1.9%
Parker-Hannifin Group ...................................................................        327,950             9,736,016
Timken Co. ..............................................................................         23,800               359,975
                                                                                                                  ------------
                                                                                                                    10,095,991
                                                                                                                  ------------
Technology 9.3%
Computer Software 2.0%
Computer Associates International, Inc. .................................................        170,000             6,290,000
Sterling Software, Inc.* ................................................................        149,300             4,115,081
                                                                                                                  ------------
                                                                                                                    10,405,081
                                                                                                                  ------------
Diverse Electronic Products 0.7%
Applied Materials, Inc.* ................................................................         80,900             2,042,725

    The accompanying notes are an integral part of the financial statements.


                             13 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Harris Corp. ............................................................................         47,400             1,516,800
                                                                                                                  ------------
                                                                                                                     3,559,525
                                                                                                                  ------------
Electronic Components/Distributors 1.0%
Arrow Electronics, Inc.* ................................................................        136,900             1,796,813
Avnet, Inc. .............................................................................         96,900             3,567,131
                                                                                                                  ------------
                                                                                                                     5,363,944
                                                                                                                  ------------
Electronic Data Processing 4.2%
Hewlett-Packard Co. .....................................................................         94,400             4,997,300
International Business Machines Corp. ...................................................         55,200             7,065,600
Sun Microsystems, Inc.* .................................................................        207,500            10,336,094
                                                                                                                  ------------
                                                                                                                    22,398,994
                                                                                                                  ------------
Military Electronics 1.4%
Raytheon Co. "A" ........................................................................        143,202             7,419,654
                                                                                                                  ------------
Energy 9.9%
Oil & Gas Production 0.3%
Imperial Oil Ltd. .......................................................................         96,000             1,464,000
                                                                                                                  ------------
Oil Companies 7.2%
Chevron Corp. ...........................................................................         35,800             3,009,438
Exxon Corp. .............................................................................         28,100             1,972,269
Mobil Corp. .............................................................................         97,500             7,403,906
Repsol SA (ADR) .........................................................................        117,900             4,973,906
Texaco Inc. .............................................................................        198,500            12,443,469
Total SA (ADR) ..........................................................................         71,084             4,464,964
YPF S.A. "D" (ADR) ......................................................................        132,600             3,447,600
                                                                                                                  ------------
                                                                                                                    37,715,552
                                                                                                                  ------------
Oilfield Services/Equipment 0.4%
Santa Fe International Corp. ............................................................        121,600             1,869,600
                                                                                                                  ------------
Miscellaneous 2.0%
USEC Inc.* ..............................................................................        696,200            10,747,588
                                                                                                                  ------------
Construction 0.6%
Building Materials
Southdown, Inc. .........................................................................         71,400             3,213,000
                                                                                                                  ------------
Transportation 4.8%
Airlines 1.8%
AMR Corp.* (b) ..........................................................................         21,600             1,197,450
Delta Air Lines, Inc. ...................................................................         87,000             8,460,750
                                                                                                                  ------------
                                                                                                                     9,658,200
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             14 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Marine Transportation 1.0%
Knightsbridge Tankers Ltd. ..............................................................         86,100             1,851,150
NedLloyd Groep NV (ADR) .................................................................        464,000             3,045,000
Teekay Shipping Corp. ...................................................................          5,800               105,488
                                                                                                                  ------------
                                                                                                                     5,001,638
                                                                                                                  ------------
Railroads 1.5%
CSX Corp. ...............................................................................         19,100               803,394
Canadian National Railway ...............................................................        111,500             5,025,157
Wisconsin Central Transportation Co.* ...................................................        138,400             1,937,600
                                                                                                                  ------------
                                                                                                                     7,766,151
                                                                                                                  ------------
Trucking 0.5%
CNF Transportation, Inc. ................................................................         94,500             2,752,313
                                                                                                                  ------------
Utilities 3.6%
Electric Utilities
CILCORP, Inc. ...........................................................................         60,800             3,188,200
Northeast Utilities* ....................................................................        271,400             4,545,950
Northern States Power Co. ...............................................................        170,800             4,793,075
TNP Enterprises, Inc. ...................................................................         85,500             2,987,156
Unicom Corp. ............................................................................         99,100             3,703,863
                                                                                                                  ------------
                                                                                                                    19,218,244
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $463,170,500)                                                                            447,388,019
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $541,883,455) (a)                                                       526,100,775
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $541,883,455. At September 30, 1998, net unrealized depreciation for all securities based on tax cost was $15,782,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $38,517,909 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $54,300,589.

 (b) At September 30, 1998, these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

      At September 30, 1998, open futures contracts purchased long were as follows:

                                                                         Aggregate
                                                                         ---------
          Futures            Expiration                 Contracts      Face Value ($)   Market Value ($)
          -------            ----------                 ---------      --------------   ----------------
          S&P 500 Index      December 1998                 94            24,591,564       24,099,250
                                                                        -----------      -----------
          Total unrealized depreciation on open futures contracts purchased long .........   492,314
                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.


                             15 - Scudder Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                            as of September 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $541,883,455) ...............      $ 526,100,775
                 Cash ................................................................              1,019
                 Receivable for Fund shares sold .....................................            928,862
                 Receivable for investments sold .....................................          1,932,517
                 Dividends and interest receivable ...................................            556,268
                 Foreign taxes recoverable ...........................................             76,957
                 Other assets ........................................................              1,574
                                                                                           ----------------
                 Total assets ........................................................        529,597,972
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          9,762,765
                 Payable for Fund shares redeemed ....................................            628,124
                 Payable for daily variation margin on open futures contracts ........            752,010
                 Accrued management fee ..............................................            338,473
                 Other payables and accrued expenses .................................            343,331
                                                                                           ----------------
                 Total liabilities ...................................................         11,824,703
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 517,773,269
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................          4,306,919
                 Unrealized appreciation (depreciation) on investments ...............        (15,782,680)
                 Unrealized appreciation (depreciation) on futures ...................           (492,314)
                 Accumulated net realized gain (loss) ................................         22,475,916
                 Paid-in capital .....................................................        507,265,428
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 517,773,269
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Scudder Shares
                 Net asset value, offering and redemption price per share
                 ($468,451,931 / 22,099,599 out-standing shares of beneficial
                 interest, $.01 par value, unlimited number of shares                      ----------------
                 authorized) .......................................................               $21.20
                                                                                           ----------------
                 Class A Shares
                 Net asset value and redemption price per share ($28,226,052 /
                 1,331,850 outstanding shares of beneficial interest, $.01 par             ----------------
                 value, unlimited number of shares authorized) .....................               $21.19
                                                                                           ----------------
                                                                                           ----------------
                 Maximum offering price per share (100 / 94.25 of $21.19) ............             $22.48
                                                                                           ----------------
                 Class B Shares
                 Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,160,690 /
                 860,214 outstanding shares of beneficial interest, $.01 par               ----------------
                 value, unlimited number of shares authorized) .....................               $21.11
                                                                                           ----------------
                 Class C Shares
                 Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,934,596 /
                 138,908 outstanding shares of beneficial interest, $.01 par               ----------------
                 value, unlimited number of shares authorized) .....................               $21.13
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                             16 - Scudder Value Fund

                             Statement of Operations

                          year ended September 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $114,828) ................     $   6,772,764
                 Interest .............................................................         4,277,004
                                                                                           ----------------
                                                                                               11,049,768
                 Expenses:
                 Management fee .......................................................         3,214,035
                 Services to shareholders .............................................         1,767,353
                 Custodian and accounting fees ........................................           145,874
                 Distribution fees ....................................................            32,041
                 Administrative service fees ..........................................            22,581
                 Trustees' fees and expenses ..........................................            54,519
                 Reports to shareholders ..............................................           162,788
                 Auditing .............................................................            40,156
                 Registration fees ....................................................           174,113
                 Legal ................................................................            34,422
                 Amortization of organization expenses ................................             6,965
                 Other ................................................................            14,216
                                                                                           ----------------
                                                                                                5,669,063
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          5,380,705
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................        18,541,915
                 Futures ..............................................................        10,820,239
                 Foreign currency related transactions ................................              (504)
                                                                                           ----------------
                                                                                               29,361,650
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................       (64,061,163)
                 Futures ..............................................................        (1,750,397)
                 Foreign currency related transactions ................................               (57)
                                                                                           ----------------
                                                                                              (65,811,617)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (36,449,967)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (31,069,262)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             17 - Scudder Value Fund

                       Statements of Changes in Net Assets

                                                                                             Years Ended September 30,
Increase (Decrease) in Net Assets                                                            1998                 1997
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ............................................     $   5,380,705        $   2,709,350
                 Net realized gain (loss) from investment transactions ............        29,361,650           17,587,309
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ......................       (65,811,617)          39,472,281
                                                                                       ----------------     ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .....................................................       (31,069,262)          59,768,940
                                                                                       ----------------     ----------------
                 Distributions to shareholders from:
                 Net investment income -- Scudder Shares ..........................        (3,472,885)            (370,246)
                                                                                       ----------------     ----------------
                 Net realized gain from investment transactions -- Scudder
                   Shares .........................................................       (23,876,077)          (7,822,998)
                                                                                       ----------------     ----------------
                 Fund share transactions:
                 Proceeds from shares sold ........................................       438,067,018          219,411,450
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..................................        26,526,859            8,028,455

                 Cost of shares redeemed ..........................................      (186,382,163)         (69,910,114)
                                                                                       ----------------     ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...................................................       278,211,714          157,529,791
                                                                                       ----------------     ----------------
                 Increase (decrease) in net assets ................................       219,793,490          209,105,487
                 Net assets at beginning of period ................................       297,979,779           88,874,292
                 Net assets at end of period (including undistributed
                   net investment income of $4,306,919 and $2,399,604,                 ----------------     ----------------
                   respectively) ..................................................     $ 517,773,269        $ 297,979,779
                                                                                       ----------------     ----------------

    The accompanying notes are an integral part of the financial statements.


                             18 - Scudder Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (b)

                                                                                 Years Ended September 30,
                                                                   1998(a)     1997(a)     1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, beginning of period ........................     $ 23.53     $ 17.52    $ 15.87     $ 13.08     $ 13.38
                                                                ------------------------------------------------------------
Income from investment operations:
Net investment income .......................................         .28         .34        .21         .18         .13
Net realized and unrealized gain (loss) on investments ......        (.72)       7.22       2.40        2.86         .11
                                                                ------------------------------------------------------------
Total from investment operations ............................        (.44)       7.56       2.61        3.04         .24
                                                                ------------------------------------------------------------
Less distributions from:
Net investment income .......................................        (.24)       (.07)      (.04)       (.12)       (.11)
Net realized gains on investment transactions ...............       (1.65)      (1.48)      (.92)       (.13)       (.43)
                                                                ------------------------------------------------------------
Total distributions .........................................       (1.89)      (1.55)      (.96)       (.25)       (.54)
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, end of period ..............................     $ 21.20     $ 23.53    $ 17.52     $ 15.87     $ 13.08
                                                                ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ............................................       (2.08)      45.80(c)   17.18(c)    23.62(c)     1.88(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................         468         298         89          68          35
Ratio of operating expenses, net to average daily net
  assets (%) ................................................        1.23        1.24       1.25        1.25        1.25
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ..............................        1.23        1.28       1.31        1.44        1.61
Ratio of net investment income to average daily net
  assets (%) ................................................        1.19        1.67       1.34        1.57        1.16
Portfolio turnover rate (%) .................................        47.0        47.4       90.8        98.2        74.6

(a) Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced.



                             19 - Scudder Value Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

Class A

                                                                                                            For the Period
                                                                                                            April 16, 1998
                                                                                                             (commencement
                                                                                                              of sale of
                                                                                                            Class A shares)
                                                                                                                  to
                                                                                                             September 30,
                                                                                                                 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                          ------------------
Net asset value, beginning of period .............................................................            $ 25.42
                                                                                                          ------------------
Income from investment operations:
Net investment income ............................................................................                .07
Net realized and unrealized gain (loss) on investments ...........................................              (4.30)
                                                                                                          ------------------
Total from investment operations .................................................................              (4.23)
                                                                                                          ------------------
                                                                                                          ------------------
Net asset value, end of period ...................................................................            $ 21.19
                                                                                                          ------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .............................................................................             (16.64)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................................                 28
Ratio of operating expenses, net to average daily net assets (%) .................................               1.34*
Ratio of net investment income to average daily net assets (%) ...................................                .86*
Portfolio turnover rate (%) ......................................................................               47.0

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
*   Annualized
**  Not annualized


                             20 - Scudder Value Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

Class B

                                                                                                            For the Period
                                                                                                            April 16, 1998
                                                                                                             (commencement
                                                                                                              of sale of
                                                                                                            Class B shares)
                                                                                                                  to
                                                                                                             September 30,
                                                                                                                 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                          ------------------
Net asset value, beginning of period .............................................................            $ 25.42
                                                                                                          ------------------
Income from investment operations:
Net investment income ............................................................................                .00
Net realized and unrealized gain (loss) on investments ...........................................              (4.31)
                                                                                                          ------------------
Total from investment operations .................................................................              (4.31)
                                                                                                          ------------------
                                                                                                          ------------------
Net asset value, end of period ...................................................................            $ 21.11
                                                                                                          ------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .............................................................................             (16.96)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................................                 18
Ratio of operating expenses, net to average daily net assets (%) .................................               2.12*
Ratio of net investment income to average daily net assets (%) ...................................                .03*
Portfolio turnover rate (%) ......................................................................               47.0

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
*   Annualized
**  Not annualized


                             21 - Scudder Value Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

Class C

                                                                                                            For the Period
                                                                                                            April 16, 1998
                                                                                                             (commencement
                                                                                                              of sale of
                                                                                                            Class C shares)
                                                                                                                  to
                                                                                                             September 30,
                                                                                                                 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                          ------------------
Net asset value, beginning of period .............................................................            $ 25.42
                                                                                                          ------------------
Income from investment operations:
Net investment income ............................................................................                .01
Net realized and unrealized gain (loss) on investments ...........................................              (4.30)
                                                                                                          ------------------
Total from investment operations .................................................................              (4.29)
                                                                                                          ------------------
                                                                                                          ------------------
Net asset value, end of period ...................................................................            $ 21.13
                                                                                                          ------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .............................................................................             (16.88)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................................                  3
Ratio of operating expenses, net to average daily net assets (%) .................................               2.11*
Ratio of net investment income to average daily net assets (%) ...................................                .08*
Portfolio turnover rate (%) ......................................................................               47.0

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
*   Annualized
**  Not annualized


                             22 - Scudder Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") (formerly Scudder Equity Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange; and


                            23 - Scudder Value Fund

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income


                            24 - Scudder Value Fund

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the year ended September 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $415,436,285 and $177,067,484, respectively.

The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $345,840,571 and $358,664,374, respectively.

                               C. Related Parties

Management Agreement. Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended September 30, 1998, the fee pursuant to the Agreement amounted to $3,214,035, of which $338,473 is unpaid at September 30, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon


                            25 - Scudder Value Fund
consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution, termination, and breakpoints in the fee structure. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period beginning April 16, 1998 through September 30, 1998, the Distribution Fee was as follows:

                                                                 Unpaid at
             Distribution Fees        Total Aggregated      September 30, 1998
      -----------------------------  ------------------   ---------------------

      Class B......................       $  28,003              $  28,003
      Class C......................           4,038                  4,038
                                       ------------         --------------
                                          $  32,041              $  32,041
                                          =========              =========

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period beginning April 16, 1998 through September 30, 1998 aggregated $353,332, of which $1,446 was retained by KDI and $351,886 was paid to all other firms and affiliates.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period April 16, 1998 through September 30, 1998, the CDSC for Classes B and C aggregated $9,480 and $9,606, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through September 30, 1998, the Administrative Service Fee was as follows:

                                                           Unpaid at
      Administrative Service Fees   Total Aggregated   September 30, 1998
      ---------------------------   ----------------   ------------------

      Class A....................      $  11,901           $  11,901
      Class B....................          9,334               9,334
      Class C....................          1,346               1,346
                                    ------------      --------------
                                       $  22,581           $  22,581
                                       =========           =========


                            26 - Scudder Value Fund

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through September 30, 1998, the amount charged to Classes A, B and C by KSC aggregated $15,784, $11,967 and $1,629, respectively, of which $19,525 is unpaid at September 30, 1998. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended September 30, 1998, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $917,202, of which $78,673 is unpaid at September 30, 1998.


Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended September 30, 1998, the amount charged to the Scudder Shares by STC aggregated $581,273, of which $89,824 is unpaid at September 30, 1998.


Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $107,935, of which $12,046 is unpaid at September 30, 1998.


Trustees Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 1998, the Trustees fees and expenses aggregated $54,519.


                            27 - Scudder Value Fund

                              D. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                                            Period ended                      Year ended
                                                         September 30, 1998              September 30, 1997
                                                  --------------------------------  ------------------------------
                                                       Shares         Dollars          Shares         Dollars
Shares sold
Scudder Shares .................................     15,127,170   $ 358,943,904      10,534,988   $ 219,411,450
Class A ........................................      2,277,297      53,828,754            --              --
Class B ........................................        924,056      21,926,576            --              --
Class C ........................................        142,532       3,367,784            --              --
                                                     ----------     -----------      ----------     -----------
                                                     18,471,055     438,067,018      10,534,988     219,411,450
                                                     ----------     -----------      ----------     -----------
Shares issued to shareholders in reinvestment of
   distributions
Scudder Shares .................................      1,219,065   $  26,526,859         446,770   $   8,028,455
Class A ........................................           --              --              --              --
Class B ........................................           --              --              --              --
Class C ........................................           --              --              --              --
                                                      ---------      ----------         -------       ---------
                                                      1,219,065      26,526,859         446,770       8,028,455
                                                      ---------      ----------         -------       ---------
Shares redeemed
Scudder Shares .................................     (6,911,251)  $(162,049,236)     (3,388,834)  $ (69,910,114)
Class A ........................................       (945,447)    (22,781,139)           --              --
Class B ........................................        (63,842)     (1,468,241)           --              --
Class C ........................................         (3,624)        (83,547)           --              --
                                                     ----------    ------------      ----------     -----------
                                                     (7,924,164)   (186,382,163)     (3,388,834)    (69,910,114)
                                                     ----------    ------------      ----------     -----------
Net increase (decrease)
Scudder Shares .................................      9,434,984   $ 223,421,527       7,592,924   $ 157,529,791
Class A ........................................      1,331,850      31,047,615            --              --
Class B ........................................        860,214      20,458,335            --              --
Class C ........................................        138,908       3,284,237            --              --
                                                     ----------   -------------       ---------   -------------
                                                     11,765,956   $ 278,211,714       7,592,924   $ 157,529,791
                                                     ----------   -------------       ---------   -------------


                            28 - Scudder Value Fund

                        Report of Independent Accountants


To the Trustees of Value Equity Trust and the Shareholders of Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Fund (formerly Scudder Value
Fund) (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                              PricewaterhouseCoopers LLP
November 20, 1998


                            29 - Scudder Value Fund

                                 Tax Information

The Scudder Shares paid distributions of $1.135 per share from net long-term capital gains during the year ended September 30, 1998, of which 66.5% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,000,000 as capital gain dividends for the year ended September 30, 1998.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates 100% of the income dividends paid during the Fund's fiscal year ended September 30, 1998 eligible for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                            30 - Scudder Value Fund

                                    This Page
                                  intentionally
                                   left blank.




                             31 - Scudder Value Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan Spero
Trustee; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.



                             32 - Scudder Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             33 - Scudder Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             34 - Scudder Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             35 - Scudder Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                        ENDED SEPTEMBER 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

SEEKS LONG-TERM GROWTH OF CAPITAL. KEMPER VALUE FUND IS
PROPERLY KNOWN AS VALUE FUND.

KEMPER VALUE FUND

                "... We are convinced that a strong price discipline is
                           key to our success over the long term. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
REPORT OF
INDEPENDENT ACCOUNTANTS
11
INVESTMENT
PORTFOLIO
16
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
21
NOTES TO
FINANCIAL STATEMENTS
26
TAX INFORMATION



AT A GLANCE
--------------------------------------------------------------------------------
ABOUT YOUR REPORT
--------------------------------------------------------------------------------
KEMPER VALUE FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE KEMPER CLASSES) AS OF APRIL 16, 1998. SHARES OF THE VALUE FUND (THE "FUND") OUTSTANDING AS OF APRIL 16, 1998 WERE REDESIGNATED SCUDDER SHARES (CLASS S SHARES). THE INCEPTION DATE OF CLASS S SHARES WAS DECEMBER 31, 1992. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER. CLASS S SHARES ARE GENERALLY NOT AVAILABLE TO NEW INVESTORS.
--------------------------------------------------------------------------------
KEMPER VALUE FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998 (UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------


                                  [BAR GRAPH]
--------------------------------------------------------------------------------

                       Value Fund               -2.08%
                       Lipper Growth Funds
                       Category Average*        -1.44%

--------------------------------------------------------------------------------

Returns are historical for value fund. Class S shares (unlike Class A, B and C shares) do not have any sales charges, 12b-1 fees, or other class specific expenses like Administrative and Transfer Agent expenses. Investment returns and principal value fluctuate. Class S shares are redeemable at current net asset value, which may be more or less than original cost. Kemper Value Fund Class A, B and C shares were initially offered April 16, 1998. From inception to September 30, 1998 the total return (unadjusted for sales charge) for Class A shares was -16.64%, for Class B shares was -16.96% and for Class C shares was -16.88%. The Lipper Growth Category Average for Class A, B And C shares from April 16, 1998 through September 30, 1998 was -12.31%.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                      AS OF     AS OF
                                     9/30/98   4/16/98
--------------------------------------------------------------------------------
VALUE FUND CLASS A                   $21.19    $25.42
--------------------------------------------------------------------------------
VALUE FUND CLASS B                   $21.11    $25.42
--------------------------------------------------------------------------------
VALUE FUND CLASS C                   $21.13    $25.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE FUND RANKINGS
AS OF SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

--------------------------------------------------------------------------------
1-YEAR                                  #547 of 934 funds
--------------------------------------------------------------------------------
5-YEAR                                  #131 of 359 funds
--------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

  Ranking information is for Class S shares.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDED SEPTEMBER 30, 1998, VALUE FUND PAID THE FOLLOWING
DIVIDENDS:

                         INCOME    CAPITAL GAIN
                        DIVIDEND   DISTRIBUTION
--------------------------------------------------------------------------------
VALUE FUND                $.24         $1.65
--------------------------------------------------------------------------------

Dividend information is for Class S shares.

TERMS TO KNOW

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters.

VALUE STYLE OF INVESTING Investors following this investment style seek to find value among promising stocks that are currently out of favor or, in other words, trading at prices lower than their earnings would suggest. Stocks become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general. They can also become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

ECONOMIC OVERVIEW




                             [TIMBERS LETTER HERE]

ECONOMIC OVERVIEW



                             [TIMBERS LETTER HERE]

PERFORMANCE UPDATE

[HALL PHOTO]

LEAD PORTFOLIO MANAGER DONALD E. HALL JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1982 AND HAS HELPED MANAGE THE FUND SINCE ITS INCEPTION. HE EARNED AN M.B.A. FROM HARVARD BUSINESS SCHOOL AND IS A CHARTERED FINANCIAL ANALYST.

[WALLACE PHOTO]

WILLIAM J. WALLACE, PORTFOLIO MANAGER, HAS BEEN A MEMBER OF THE FUND'S TEAM SINCE 1992 AND HAS 17 YEARS OF INVESTMENT EXPERIENCE. HE EARNED A BACHELOR'S DEGREE IN ACCOUNTING AND FINANCE FROM PURDUE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST.

THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE FUND FIRST OFFERED KEMPER CLASSES ON APRIL 16, 1998. (PRIOR TO APRIL 16, 1998, THE FUND OPERATED AS SCUDDER VALUE FUND ("CLASS S SHARES".) LEAD PORTFOLIO MANAGER DONALD HALL AND PORTFOLIO MANAGER WILLIAM WALLACE HAVE BEEN MANAGERS OF THE FUND SINCE ITS DATE OF INCEPTION ON DECEMBER 31, 1992.

Q     GLOBAL INFLUENCES WERE IMPORTANT IN THE LAST YEAR. CAN YOU SUMMARIZE THEIR
IMPACT ON U.S. STOCKS?

A     It is helpful to think back to a year ago when trouble first began in
Thailand. The significance of the Southeast Asian economies on the U.S. is small, yet the fall-off in incremental demand from these rapidly growing economies took enough steam out of the strong U.S. economy to allow interest rates to remain low. High confidence and low rates prompted a boom in both capital and consumer spending, swelling profits above expectations into the first half of 1998. The global investor, recognizing the inherent risk of emerging markets, assigned a higher risk premium to emerging markets securities and a lower risk premium to U.S. stocks. As such, foreign buyers poured into U.S. equities in the first half of 1998 at a rate that exceeded even the U.S. mutual fund buyer -- the largest incremental buyer of U.S. equities in recent years.

      The pace of profit growth was unsustainable, and, indeed, in the spring, signs of softening began to show up in the manufacturing sector. A deflating of stock prices was exacerbated by the lack of strong political leadership in turbulent times. Neither the Russian debt repudiation nor the collapse of the hedge fund, Long-Term Capital Management, which marked large down days in the market, was significant PER SE. They were symptomatic of other problems: the stress of commodity deflation on not only Russia, but on more important developing countries, such as Brazil; and, in the case of Long-Term Capital Management, not so much poorly conceived investment strategies, but simply too much leverage.

Q     HOW WOULD YOU CHARACTERIZE THE RETURN OF THE FUND'S CLASS S SHARES ("THE
SHARES") OVER THE LAST 12 MONTHS?

A     It was a difficult period. The shares fell 2.08 percent, significantly trailing the Standard & Poor's 500 Stock Index (S&P 500) return of 9.04 percent over the same period.

Q     WHAT WAS BEHIND THIS UNDERPERFORMANCE?

A     The extent to which the very largest growth stocks outperformed everything else was virtually unprecedented. This provided a very strong stylistic headwind for the fund. The average value stock in the S&P 500 actually fell by 8.36 percent for the 12-month period ended September 30, 1998. While we recognized the strong fundamentals of large growth stocks, such as Dell Computer, Pfizer, and General Electric, these issues were hardly bargains by our criteria.

Q     GIVEN THE SUPERIOR PERFORMANCE OF THESE LARGE GROWTH STOCKS, DO YOU EXPECT
TO CHANGE YOUR SELECTION CRITERIA GOING FORWARD?

A     Absolutely not. We are convinced that a strong price

PERFORMANCE UPDATE


discipline is key to our success over the long term.

Q     WHAT STOCKS CONTRIBUTED MOST TO THE PERFORMANCE OF THE FUND?

A     Telecommunication services, utilities, healthcare, and auto stocks were the best-performing groups for the fund. Star performers in these areas included Century Telephone, Unicom, American Home Products, and Ford. Except for Sun Microsystems, the fund generally missed out on the torrid performance turned in by the technology sector, especially internet-related stocks. The performance of Unicom, a modestly growing midwestern electric utility (up 68 percent) is testimony, however, to the very healthy gains available in unexciting companies when the price is right.

      The key disappointment for the fund was the financial sector. MBIA, Chase Manhattan, and Safeco were among those stocks with negative returns. Manufacturing underperformers, such as American Standard and Crown Cork and Seal were sold.

Q     HOW DID THE FUND PERFORM DURING THE RECENT MARKET VOLATILITY?

A     The fund held up well in most of the major downdrafts, but trailed significantly on the rebound. While value portfolios tend to be less volatile in down markets most of the time, it is not unusual for value stocks to underperform just prior to the beginning of a recession. This was the experience in 1990, the beginning of our last recession.

      Investors gravitate to the largest, bluest blue chips, regardless of valuations. The market narrowed prior to the recession and then broadened out in the recovery. That is, after lagging for two years, the average stock outperformed the index in each of the following three years "coming out of the valley." A similar pattern may be developing, whether the "valley" is a recession or merely a slow-down. The good news is that the market seems to be rapidly adjusting to a lower growth view. Once investors begin to reconcile themselves to the fact that earnings are trending downward, they may look beyond the valley to the other side.

Q     UNTIL MID-APRIL, THIS FUND WAS CALLED SCUDDER VALUE FUND. ON APRIL 16, IT
WAS RENAMED AND BEGAN OFFERING MULTIPLE SHARE CLASSES UNDER THE NAME KEMPER VALUE FUND. HOW IS MANAGING MULTIPLE SHARE CLASSES FOR THE FUND DIFFERENT?

A     Well, it's basically the same portfolio that we've managed since the fund's inception at Scudder in December 1992. We continue to follow the same investment process and management style now that the fund carries the Kemper name.

      Our process starts with a universe of 500 quality, medium- and large-cap stocks that are closely followed by our research department. To identify stocks that are incorrectly priced, we use fundamental data to rank them using more than 50 criteria, including price/ earnings, price/book value, sales growth, market share and earnings growth. Stocks are then compared by their market price-to-value ratios, and divided into five levels (quintiles) of attractiveness. Purchases are made from the top two quintiles and sales from the bottom two.

      The ideal stock is an established (intellectual capital in place) growing company, average to below average risk with a defendable competitive position, and selling at a discount price/earnings ratio to the market. Qualifying stocks suffering from a deterioration in key fundamentals are avoided unless we can determine when and how the fundamental problem will be resolved. Stocks which declined to low price-to-earnings multiples (P/Es) because of temporary earnings disturbances are considered buying opportunities.

Q     WHAT IS YOUR MARKET OUTLOOK?

A     The combination of the recent market correction and lower interest rates has improved the valuation of U.S. stocks significantly. While we believe earnings estimates are too high and profit growth will be flat at best next year, many stocks are already discounting an outright recession and represent compelling values. The portfolio is positioned with a balance between defensive stocks (drugs and utilities) and very depressed economically sensitive issues (airlines and railroads). As always, we require conservative valuation. The fund's P/E on 1999 estimates is 12.2 times earnings, which compares very favorably to 19 times earnings for the S&P 500.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED SEPTEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   5-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------------
    KEMPER VALUE FUND CLASS A                  -7.71%   14.70%       14.83%      (since 12/31/92)
-------------------------------------------------------------------------------------------------
    KEMPER VALUE FUND CLASS B                  -5.02    15.83        15.81       (since 12/31/92)
-------------------------------------------------------------------------------------------------
    KEMPER VALUE FUND CLASS C                  -2.08    16.07        16.01       (since 12/31/92)
-------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/92 to 9/30/98

                                                   Standard &
                                Kemper Value       Poor's 500
                                Fund Class A(1)   Stock Index**
12/31/92                             9427             10000
                                    10306             10437
                                    10275             10487
                                    10511             10757
                                    10520             11006
                                    10217             10590
                                    10184             10634
                                    10708             11154
12/31/94                            10693             11151
                                    11377             12236
                                    12695             13403
                                    13238             14468
                                    13919             15338
                                    14583             16161
                                    15114             16886
                                    15512             17408
12/31/96                            17119             18858
                                    17917             19365
                                    20637             22743
                                    22617             24446
                                    23172             25148
                                    26149             28655
                                    26149             29600
9/30/98                             22137             26660

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that shares when redeemed may be worth more or less than original costs.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. On April 16, 1998, the fund offered an additional three classes of shares, namely the Class A, B and C shares described herein. Prior to that date, the fund consisted of one class of shares which, on that date, were re-designated as Class S shares of the fund. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of value fund during such periods and have been adjusted to reflect the current maximum 5.75% initial sales charge for Class A shares or the maximum contingent deferred sales charge
     (CDSC), if any, currently applicable to Class B and C shares. Class S shares have no sales charges, rule 12b-1 fees, or Administrative Service Fees (ASF). Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C share performance is adjusted for a CDSC, which is 1% within the first year after purchase. The performance figures have not been adjusted to reflect rule 12b-1 fees of .75%, which are applicable to each of Class B and C shares, and ASF of up to .25%, which are applicable to each of Class A, B and C shares from the date of each such class's inception. The rule 12b-1 fees and ASF applicable to the respective classes of shares of the fund will affect performance. Class S shares are subject to certain other, or different levels of, expenses than Classes A, B, and
     C. The expenses applicable to Class S have been reflected in the performance presented. The difference in expenses will affect performance. The performance figures reflect an expense limitation of 1.25% of average daily net assets in effect for the period December 31, 1992 to July 31, 1997. If the adviser had not maintained expenses, the total return for the five year and life of fund periods would have been lower. During the periods noted, securities prices fluctuated. For additional information, see the prospectus and statement of additional information and the financial highlights at the end of this report.

(1) Performance is for Class S shares of Value Fund and has been adjusted to reflect the current, maximum 5.75% initial sales charge applicable to Class A shares of the fund. Class B and C shares of the fund, the performance of each of which is not included in the graph, is each subject to rule 12b-1 fees and a CDSC of 4% within the first year after purchase, declining to 0% after six years, for Class B shares and 1% within the first year after purchase for Class C shares, which would affect performance.

** The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS

SECTOR COMPOSITION OF KEMPER VALUE FUND*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Value Fund represented on September 30, 1998.


                                  [BAR GRAPH]

                                                                         KEMPER VALUE FUND
                                                                           AS OF 9/30/98
FINANCIAL                                                                        19

ENERGY                                                                           12

TECHNOLOGY                                                                       11

DURABLES                                                                         11

COMMUNICATIONS                                                                    9

CONSUMER STAPLES                                                                  7

HEALTH                                                                            7

TRANSPORTATION                                                                    6

MEDIA                                                                             5

OTHER                                                                            13

*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER VALUE FUND'S 10 LARGEST HOLDINGS*

Representing 20.4 percent of the Portfolio's total net assets on September 30, 1998

--------------------------------------------------------------------------------------------------------
                      HOLDINGS                                                                   PERCENT
--------------------------------------------------------------------------------------------------------

1.          TEXACO INC.                   Engaged in the worldwide exploration for and              2.4%
                                          production, transportation, refining and marketing of
                                          crude oil, natural gas, and petroleum products.

2.          WPP GROUP PLC                 Engaged in multinational marketing services, such as      2.3%
                                          media advertising, public relations, market research,
                                          non-media advertising including design, sales promotion
                                          and audio visual communications, specialist
                                          communications and other services.

3.          BELL ATLANTIC CORP.           Bell Atlantic Corporation is at the forefront of the      2.1%
                                          new communications, entertainment and information
                                          industry. In the mid-Atlantic region, the company is
                                          the premier provider of local telecommunications and
                                          advanced services. Globally, it is one of the largest
                                          investors in the high-growth wireless communication
                                          marketplace.

4.          USEC INC.                     Enriches uranium for use as fuel in nuclear power         2.0%
                                          plants. Formed in 1993 to take over federal enrichment
                                          operations (and owned by the U.S. government until
                                          1998) the company supplies approximately 75 percent of
                                          U.S. and 40 percent of world demand for enriched
                                          uranium.

5.          FIRST UNION CORP.             Provides retail and commercial banking, retail            2.0%
                                          investment, mortgage, home equity, leasing, insurance,
                                          capital markets, cash management and securities
                                          brokerage services to 12 million customers on the east
                                          coast.

6.          BRISTOL-MYERS SQUIBB CO.      Diversified worldwide health and personal care company    2.0%
                                          whose principal businesses are pharmaceuticals,
                                          consumer products, nutritionals and medical devices.

7.          SUN MICROSYSTEMS, INC.        Provides high-performance workstations, servers, and      2.0%
                                          networking software for the engineering, scientific,
                                          commercial, and technical industries.

8.          MAGNA INTERNATIONAL, INC.     Supplies original automotive components and equipment     1.9%
                                          to North American and European manufacturers.

9.          PARKER-HANNIFIN GROUP         Manufactures motion control systems and related           1.9%
                                          components including hoses, pumps, valves, cylinders,
                                          filters and seals.

10.         AMERICAN TELEPHONE &          Provides long distance telecommunications services, as    1.8%
            TELEGRAPH CO.                 well as systems, products and services combining
                                          communications and computers and their installation,
                                          maintenance and repair services. The company operates
                                          39 wireless cable TV systems serving 178,000 customers.

* Portfolio composition and holdings are subject to change.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF VALUE EQUITY TRUST AND THE SHAREHOLDERS OF VALUE FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Fund (formerly Scudder Value
Fund) (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts
                                          November 20, 1998

INVESTMENT PORTFOLIO

KEMPER VALUE FUND

Investment Portfolio as of September 30, 1998

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL       MARKET
                                                                                           AMOUNT ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS--3.7%              Repurchase Agreement with State Street Bank
                                               and Trust Co. dated 9/30/1998 at 5.45%, to
                                               be repurchased at $19,646,973 on
                                               10/1/1998, collateralized by a $20,205,000
                                               U.S. Treasury Bond, 3.625%, 1/15/2007
                                               (Cost $19,644,000)                          19,644,000     19,644,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER--11.3%                  Bank of Montreal, 5.58%, 10/9/1998**          20,000,000     19,975,200
                                             Gotham Funding Corp, 5.73%, 10/5/1998** (b)    2,000,000      1,998,528
                                             International Securitization Corp., 5.75%,
                                               10/1/1998**                                 15,000,000     14,997,604
                                             Madison Funding Corp., 5.52%, 10/9/1998**      2,100,000      2,097,424
                                             UBS Finance Corp., 5.78%, 10/1/1998**         20,000,000     20,000,000
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $59,068,955)                                           59,068,756
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--85.0%                                                                     SHARES
------------------------------------------------------------------------------------------------------------------------
    CONSUMER
    DISCRETIONARY--3.7%
     APPAREL & SHOES--0.4%                   St. John Knits, Inc.                             128,500      2,072,063
                                             ---------------------------------------------------------------------------

     DEPARTMENT & CHAIN                      Federated Department Stores, Inc.*               176,100      6,405,638
     STORES--2.3%                            J.C. Penney Co., Inc.                             35,700      1,604,269
                                             May Department Stores, Co.                        16,800        865,200
                                             Wal-Mart Stores, Inc.                             60,000      3,277,500
                                             ---------------------------------------------------------------------------
                                                                                                          12,152,607
     HOTELS & CASINOS--0.4%                  Royal Caribbean Cruises Ltd.                      72,600      1,928,438
                                             ---------------------------------------------------------------------------

     SPECIALTY RETAIL--0.6%                  Tiffany & Co.                                     97,400      3,055,925
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--6.2%
     ALCOHOL & TOBACCO--0.7%                 Philip Morris Companies, Inc.                     77,900      3,588,269
                                             ---------------------------------------------------------------------------

     CONSUMER SPECIALTIES--1.7%              American Greeting Corp., "A"                     224,100      8,865,956
                                             ---------------------------------------------------------------------------

     FOOD & BEVERAGE--3.3%                   ConAgra Inc.                                     166,800      4,493,175
                                             H.J. Heinz Co.                                    48,100      2,459,113
                                             Interstate Bakeries Corp.                        166,900      5,173,900
                                             Unilever NV (New York shares)                     83,900      5,138,875
                                             ---------------------------------------------------------------------------
                                                                                                          17,265,063
     PACKAGE GOODS/                          Avon Products Inc.                                97,000      2,722,063
     COSMETICS--0.5%                         ---------------------------------------------------------------------------

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    HEALTH--5.7%
     HEALTH INDUSTRY SERVICES--0.6%          Humana Inc.*                                    196,300       3,214,413
                                             ---------------------------------------------------------------------------

     HOSPITAL MANAGEMENT--1.3%               Tenet Healthcare Corp.*                         236,100       6,787,875
                                             ---------------------------------------------------------------------------

     PHARMACEUTICALS--3.8%                   American Home Products Corp.                    166,600       8,725,675
                                             Bristol-Myers Squibb Co.                        100,000      10,387,500
                                             Schering-Plough Corp.                             9,800       1,014,913
                                             ---------------------------------------------------------------------------
                                                                                                          20,128,088
------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--7.6%                     AT&T                                            162,500       9,496,094
    TELEPHONE/COMMUNICATIONS                 Alltel Corp.                                    115,700       5,481,288
                                             Ameritech Corp.                                  66,800       3,164,650
                                             Bell Atlantic Corp.                             231,600      11,218,125
                                             Century Telephone Enterprises, Inc.              47,300       2,234,925
                                             Tele Danmark A/S (ADR)                          100,200       4,822,125
                                             Tele-Communications International, Inc. "A"*    162,300       3,367,725
                                             ---------------------------------------------------------------------------
                                                                                                          39,784,932
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--15.8%                         Banc One Corp.                                  119,590       5,097,524
     BANKS--6.0%                             BankAmerica Corp.                               131,100       7,882,388
                                             Chase Manhattan Corp.                            89,300       3,862,225
                                             Compass Bancshares Inc.                          63,800       2,105,400
                                             First Union Corp.                               208,800      10,687,950
                                             NationsBank Corp.                                35,800       1,915,300
                                             ---------------------------------------------------------------------------
                                                                                                          31,550,787
     INSURANCE--8.1%                         AFLAC, Inc.                                      29,400         839,738
                                             Allstate Corp.                                   68,400       2,851,425
                                             Cigna Corp.                                      40,500       2,678,063
                                             EXEL Ltd. "A"                                    41,263       2,599,569
                                             Fremont General Corp.                           144,200       6,921,600
                                             General Re Corp.                                 21,100       4,283,300
                                             MBIA, Inc.                                      117,900       6,329,756
                                             PMI Group, Inc.                                  72,000       3,294,000
                                             PartnerRe Holdings Ltd.                         121,600       4,871,600
                                             Safeco Corp.                                     62,200       2,592,963
                                             Transamerica Corp.                                7,200         763,200
                                             Travelers Property & Casualty Insurance Co.
                                               "A"                                           145,700       4,653,294
                                             ---------------------------------------------------------------------------
                                                                                                          42,678,508
     CONSUMER FINANCE--0.7%                  American Express Company                         20,200       1,568,025
                                             SLM Holding Corp.                                64,800       2,101,950
                                             ---------------------------------------------------------------------------
                                                                                                           3,669,975
     OTHER FINANCIAL                         Federal National Mortgage Association            59,300       3,810,025
     COMPANIES--1.0%                         Travelers Group, Inc.                            45,400       1,702,500
                                             ---------------------------------------------------------------------------
                                                                                                           5,512,525

INVESTMENT PORTFOLIO


------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    MEDIA--4.1%
     ADVERTISING--2.3%                       WPP Group PLC (ADR)                             264,800      12,081,487
                                             ---------------------------------------------------------------------------

     CABLE TELEVISION--1.8%                  Tele-Communications Inc. "A" (New)              241,247       9,438,789
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--0.8%
     INVESTMENT--0.2%                        Franklin Resources, Inc.                         41,200       1,236,000
                                             ---------------------------------------------------------------------------
     MISCELLANEOUS COMMERCIAL                Modis Professional Services, Inc.*              200,000       2,912,500
     SERVICES--0.6%                          ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    DURABLES--9.0%                           Lockheed Martin Corp.                            22,782       2,296,710
     AEROSPACE--1.6%                         Northrop Grumman Corp.                           55,500       4,051,500
                                             United Technologies Corp.                        28,500       2,178,469
                                             ---------------------------------------------------------------------------
                                                                                                           8,526,679
     AUTOMOBILES--5.8%                       Coltec Industries, Inc.*                        167,100       2,527,388
                                             Dana Corp.                                      127,600       4,761,075
                                             Eaton Corp.                                      40,500       2,538,844
                                             Ford Motor Co.                                  186,600       8,758,538
                                             Genuine Parts Co.                                12,900         387,806
                                             Magna International, Inc. "A"                   172,400      10,020,750
                                             Tower Automotive, Inc.*                          68,800       1,358,800
                                             ---------------------------------------------------------------------------
                                                                                                          30,353,201
     LEASING COMPANIES--1.6%                 Hertz Corp.                                       3,200         132,400
                                             Ryder System, Inc.                              339,900       8,455,013
                                             ---------------------------------------------------------------------------
                                                                                                           8,587,413
------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--3.9%
     CONTAINERS & PAPER--0.5%                Bowater, Inc.                                    67,300       2,397,563
                                             ---------------------------------------------------------------------------
     DIVERSIFIED                             Olin Corp.                                       42,300       1,213,481
     MANUFACTURING--0.6%                     Textron, Inc.                                    34,800       2,109,750
                                             ---------------------------------------------------------------------------
                                                                                                           3,323,231
     ELECTRICAL PRODUCTS--0.4%               Thomas & Betts Corp.                             60,400       2,298,975
                                             ---------------------------------------------------------------------------
     INDUSTRIAL SPECIALTY--0.5%              Corning Inc.                                     88,500       2,605,219
                                             ---------------------------------------------------------------------------
     MACHINERY/COMPONENTS/                   Parker-Hannifin Group                           327,950       9,736,016
     CONTROLS--1.9%                          Timken Co.                                       23,800         359,975
                                             ---------------------------------------------------------------------------
                                                                                                          10,095,991

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--9.3%                         Computer Associates International, Inc.         170,000       6,290,000
     COMPUTER SOFTWARE--2.0%                 Sterling Software, Inc.*                        149,300       4,115,081
                                             ---------------------------------------------------------------------------
                                                                                                          10,405,081
     DIVERSE ELECTRONIC                      Applied Materials, Inc.*                         80,900       2,042,725
     PRODUCTS--0.7%                          Harris Corp.                                     47,400       1,516,800
                                             ---------------------------------------------------------------------------
                                                                                                           3,559,525

     ELECTRONIC COMPONENTS/                  Arrow Electronics, Inc.*                        136,900       1,796,813
     DISTRIBUTORS--1.0%                      Avnet, Inc.                                      96,900       3,567,131
                                             ---------------------------------------------------------------------------
                                                                                                           5,363,944

     ELECTRONIC DATA                         Hewlett-Packard Co.                              94,400       4,997,300
     PROCESSING--4.2%                        International Business Machines Corp.            55,200       7,065,600
                                             Sun Microsystems, Inc.*                         207,500      10,336,094
                                             ---------------------------------------------------------------------------
                                                                                                          22,398,994
     MILITARY ELECTRONICS--1.4%              Raytheon Co. "A"                                143,202       7,419,654
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    ENERGY--9.9%
     OIL & GAS PRODUCTION--0.3%              Imperial Oil Ltd.                                96,000       1,464,000
                                             ---------------------------------------------------------------------------
     OIL COMPANIES--7.2%                     Chevron Corp.                                    35,800       3,009,438
                                             Exxon Corp.                                      28,100       1,972,269
                                             Mobil Corp.                                      97,500       7,403,906
                                             Repsol SA (ADR)                                 117,900       4,973,906
                                             Texaco Inc.                                     198,500      12,443,469
                                             Total SA (ADR)                                   71,084       4,464,964
                                             YPF SA "D" (ADR)                                132,600       3,447,600
                                             ---------------------------------------------------------------------------
                                                                                                          37,715,552
     OILFIELD SERVICES/                      Santa Fe International Corp.                    121,600       1,869,600
     EQUIPMENT--0.4%                         ---------------------------------------------------------------------------
     MISCELLANEOUS--2.0%                     USEC Inc.*                                      696,200      10,747,588
                                             ---------------------------------------------------------------------------
     CONSTRUCTION--0.6%                      Southdown, Inc.                                  71,400       3,213,000
     BUILDING MATERIALS                      ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--4.8%                     AMR Corp.* (b)                                   21,600       1,197,450
    AIRLINES--1.8%                           Delta Air Lines, Inc.                            87,000       8,460,750
                                             ---------------------------------------------------------------------------
                                                                                                           9,658,200

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    MARINE TRANSPORTATION--1.0%              Knightsbridge Tankers Ltd.                       86,100       1,851,150
                                             NedLloyd Groep NV (ADR)                         464,000       3,045,000
                                             Teekay Shipping Corp.                             5,800         105,488
                                             ---------------------------------------------------------------------------
                                                                                                           5,001,638

    RAILROADS--1.5%                          CSX Corp.                                        19,100         803,394
                                             Canadian National Railway                       111,500       5,025,157
                                             Wisconsin Central Transportation Co.*           138,400       1,937,600
                                             ---------------------------------------------------------------------------
                                                                                                           7,766,151

    TRUCKING--0.5%                           CNF Transportation, Inc.                         94,500       2,752,313
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--3.6%                          CILCORP, Inc.                                    60,800       3,188,200
     ELECTRIC UTILITIES                      Northeast Utilities*                            271,400       4,545,950
                                             Northern States Power Co.                       170,800       4,793,075
                                             TNP Enterprises, Inc.                            85,500       2,987,156
                                             Unicom Corp.                                     99,100       3,703,863
                                             ---------------------------------------------------------------------------
                                                                                                          19,218,244
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $463,170,500)                                         447,388,019
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $541,883,455)(a)                                      526,100,775
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $541,883,455. At September 30, 1998, net unrealized depreciation for all securities based on tax cost was $15,782,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $38,517,909 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $54,300,589.

(b) At September 30, 1998, these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

At September 30, 1998, open futures contracts purchased long were as follows:

                                                                 AGGREGATE
        FUTURES             EXPIRATION         CONTRACTS       FACE VALUE ($)       MARKET VALUE ($)
        -------            -------------       ---------       --------------       ----------------
        S&P 500 Index      December 1998          94             24,591,564            24,099,250
                                                                 ----------            ----------
Total unrealized depreciation on open futures contracts purchased long.......             492,314
                                                                                       ==========

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 1998

-------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------
Investments, at market
(Identified cost $541,883,455)                               $526,100,775
-------------------------------------------------------------------------
Cash                                                                1,019
-------------------------------------------------------------------------
Receivable for Fund shares sold                                   928,862
-------------------------------------------------------------------------
Receivable for investments sold                                 1,932,517
-------------------------------------------------------------------------
Dividends and interest receivable                                 556,268
-------------------------------------------------------------------------
Foreign taxes recoverable                                          76,957
-------------------------------------------------------------------------
Other assets                                                        1,574
-------------------------------------------------------------------------
    TOTAL ASSETS                                              529,597,972
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 LIABILITIES
-------------------------------------------------------------------------
Payable for investments purchased                               9,762,765
-------------------------------------------------------------------------
Payable for Fund shares redeemed                                  628,124
-------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts      752,010
-------------------------------------------------------------------------
Accrued management fee                                            338,473
-------------------------------------------------------------------------
Other payables and accrued expenses                               343,331
-------------------------------------------------------------------------
    Total liabilities                                          11,824,703
-------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                  $517,773,269
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             4,306,919
-------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments         (15,782,680)
-------------------------------------------------------------------------
Unrealized appreciation (depreciation) on futures                (492,314)
-------------------------------------------------------------------------
Accumulated net realized gain (loss)                           22,475,916
-------------------------------------------------------------------------
Paid-in capital                                               507,265,428
-------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                  $517,773,269
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($28,226,052 / 1,331,850 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                      $21.19
-------------------------------------------------------------------------
  Maximum offering price per share
  (100 / 94.25 of $21.19)                                          $22.48
-------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($18,160,690 / 860,214 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                      $21.11
-------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($2,934,596 / 138,908 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                      $21.13
-------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($468,451,931 / 22,099,599 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                               $21.20
-------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the year ended September 30, 1998

----------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $114,828)         $  6,772,764
----------------------------------------------------------------------------
  Interest                                                         4,277,004
----------------------------------------------------------------------------
                                                                  11,049,768
----------------------------------------------------------------------------
Expenses:
  Management fee                                                   3,214,035
----------------------------------------------------------------------------
  Services to shareholders                                         1,767,353
----------------------------------------------------------------------------
  Custodian and accounting fees                                      145,874
----------------------------------------------------------------------------
  Distribution fees                                                   32,041
----------------------------------------------------------------------------
  Administrative service fees                                         22,581
----------------------------------------------------------------------------
  Trustees' fees and expenses                                         54,519
----------------------------------------------------------------------------
  Reports to shareholders                                            162,788
----------------------------------------------------------------------------
  Auditing                                                            40,156
----------------------------------------------------------------------------
  Registration fees                                                  174,113
----------------------------------------------------------------------------
  Legal                                                               34,422
----------------------------------------------------------------------------
  Amortization of organization expenses                                6,965
----------------------------------------------------------------------------
  Other                                                               14,216
----------------------------------------------------------------------------
                                                                   5,669,063
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                              5,380,705
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                     18,541,915
----------------------------------------------------------------------------
  Futures                                                         10,820,239
----------------------------------------------------------------------------
  Foreign currency related transactions                                 (504)
----------------------------------------------------------------------------
                                                                  29,361,650
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    (64,061,163)
----------------------------------------------------------------------------
  Futures                                                         (1,750,397)
----------------------------------------------------------------------------
  Foreign currency related transactions                                  (57)
----------------------------------------------------------------------------
                                                                 (65,811,617)
----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       (36,449,967)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(31,069,262)
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED SEPTEMBER 30,
                                                                -----------------------------
                                                                    1998             1997
---------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------
  Net investment income                                         $   5,380,705    $  2,709,350
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment transactions            29,361,650      17,587,309
---------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transactions during the period                                  (65,811,617)     39,472,281
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      (31,069,262)     59,768,940
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S                                 (3,472,885)       (370,246)
---------------------------------------------------------------------------------------------
  Net realized gain from investment transactions -- Class S       (23,876,077)     (7,822,998)
---------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       438,067,018     219,411,450
---------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                    26,526,859       8,028,455
---------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (186,382,163)    (69,910,114)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                      278,211,714     157,529,791
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 219,793,490     209,105,487
---------------------------------------------------------------------------------------------
Net assets at beginning of period                                 297,979,779      88,874,292
---------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $4,306,919 and $2,399,604,
  respectively)                                                 $ 517,773,269    $297,979,779
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           --------------------------------------------------------
                                                                              CLASS S SHARES(b)
                                                           --------------------------------------------------------
                                                                          YEARS ENDED SEPTEMBER 30,
                                                           1998(a)      1997(a)       1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $23.53       $17.52       $15.87      $13.08      $13.38
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .28          .34          .21         .18         .13
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (.72)        7.22         2.40        2.86         .11
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (.44)        7.56         2.61        3.04         .24
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                      (.24)        (.07)        (.04)       (.12)       (.11)
-------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions             (1.65)       (1.48)        (.92)       (.13)       (.43)
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (1.89)       (1.55)        (.96)       (.25)       (.54)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $21.20       $23.53       $17.52      $15.87      $13.08
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                            (2.08)       45.80(c)     17.18(c)    23.62(c)     1.88(c)
-------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        468          298           89          68          35
-------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   1.23         1.24         1.25        1.25        1.25
-------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                 1.23         1.28         1.31        1.44        1.61
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets
(%)                                                          1.19         1.67         1.34        1.57        1.16
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  47.0         47.4         90.8        98.2        74.6
-------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares of the Fund were designated as Class S Shares and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                         ----------------    ----------------    ----------------
                                                             CLASS A             CLASS B             CLASS C
                                                         ----------------    ----------------    ----------------
                                                          FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                          APRIL 16, 1998      APRIL 16, 1998      APRIL 16, 1998
                                                          (COMMENCEMENT       (COMMENCEMENT       (COMMENCEMENT
                                                            OF SALE OF          OF SALE OF          OF SALE OF
                                                         CLASS A SHARES)     CLASS B SHARES)     CLASS C SHARES)
                                                         TO SEPTEMBER 30,    TO SEPTEMBER 30,    TO SEPTEMBER 30,
                                                               1998                1998                1998
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 25.42             $ 25.42             $ 25.42
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   .07                 .00                 .01
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       (4.30)              (4.31)              (4.30)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                               (4.23)              (4.31)              (4.29)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 21.19             $ 21.11             $ 21.13
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(b)                                           (16.64)**           (16.96)**           (16.88)**
-----------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            28                  18                   3
-----------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                      1.34*               2.12*               2.11*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                       .86*                .03*                .08*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     47.0                47.0                47.0
-----------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
 *  Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT             Value Fund (the "Fund") is a diversified series of
     ACCOUNTING POLICIES     Value Equity Trust (the "Trust") (formerly Scudder
                             Equity Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

                             Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares ("Class S"). Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S, generally not available to new investors, are not subject to initial or contingent deferred sales charges.

                             Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                             (i) market value of investment securities, other assets and liabilities at the daily rates of exchange; and

                             (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

                             The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                             Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated

NOTES TO FINANCIAL STATEMENTS

                             investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------
2    PURCHASES AND SALES     During the year ended September 30, 1998, purchases
     OF SECURITIES           and sales of investment securities (excluding
                             short-term investments) aggregated $415,436,285 and
                             $177,067,484, respectively.

                             The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $345,840,571 and $358,664,374, respectively.

--------------------------------------------------------------------------------
3    RELATED PARTIES         MANAGEMENT AGREEMENT. Effective December 31, 1997,
                             Scudder, Stevens & Clark, Inc. ("Scudder") and The
                             Zurich Insurance Company ("Zurich"), an
                             international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper
                             Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's
                             Investment Management Agreement with Scudder.
                             However, a new Investment Management Agreement (the
                             "Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous
                             Investment Management Agreement, except that
                             Scudder Kemper is the new investment adviser to the Fund.

NOTES TO FINANCIAL STATEMENTS

                             Under the Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended September 30, 1998, the fee pursuant to the Agreement amounted to $3,214,035, of which $338,473 is unpaid at
                             September 30, 1998.

                             On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution, termination, and breakpoints in the fee structure. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period beginning April 16, 1998 through September 30, 1998, the Distribution Fee was as follows:

                             DISTRIBUTION    TOTAL          UNPAID AT
                                 FEES      AGGREGATED   SEPTEMBER 30, 1998
                             ------------  ----------   ------------------
                             Class B        $28,003          $28,003
                             Class C          4,038            4,038
                                            -------          -------
                                            $32,041          $32,041
                                            =======          =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period beginning April 16, 1998 through September 30, 1998 aggregated $353,332, of which $1,446 was retained by KDI and $351,886 was paid to all other firms and affiliates.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period April 16, 1998 through September 30, 1998, the CDSC for Classes B and C aggregated $9,480 and $9,606, respectively.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through September 30, 1998, the Administrative Service Fee was as follows:

                             ADMINISTRATIVE    TOTAL          UNPAID AT
                              SERVICE FEES   AGGREGATED   SEPTEMBER 30, 1998
                             --------------  ----------   ------------------
                             Class A          $11,901          $11,901
                             Class B            9,334            9,334
                             Class C            1,346            1,346
                                              -------          -------
                                              $22,581          $22,581
                                              =======          =======

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through September 30, 1998, the amount charged to Classes A, B and C by KSC aggregated $15,784, $11,967 and $1,629, respectively, of which $19,525 is unpaid at September 30, 1998. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S. For the year ended September 30, 1998, the amount charged to the Class S by SSC for shareholder services aggregated $917,202, of which $78,673 is unpaid at September 30, 1998.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S of the Fund. For the year ended September 30, 1998, the amount charged to the Class S by STC aggregated $581,273, of which $89,824 is unpaid at September 30, 1998.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $107,935, of which $12,046 is unpaid at September 30, 1998.

                             TRUSTEES FEES. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 1998, the Trustees fees and expenses aggregated $54,519.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4    SHARE TRANSACTIONS      The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:


                                                            PERIOD ENDED                       YEAR ENDED
                                                         SEPTEMBER 30, 1998                SEPTEMBER 30, 1997
                                                     ---------------------------       --------------------------
                                                       SHARES         DOLLARS            SHARES        DOLLARS
                              -----------------------------------------------------------------------------------
                               SHARES SOLD
                              -----------------------------------------------------------------------------------
                               Class A                2,277,297    $  53,828,754               --    $         --
                              -----------------------------------------------------------------------------------
                               Class B                  924,056       21,926,576               --              --
                              -----------------------------------------------------------------------------------
                               Class C                  142,532        3,367,784               --              --
                              -----------------------------------------------------------------------------------
                               Class S               15,127,170      358,943,904       10,534,988     219,411,450
                              -----------------------------------------------------------------------------------
                                                     18,471,055      438,067,018       10,534,988     219,411,450
                              -----------------------------------------------------------------------------------
                               SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                              -----------------------------------------------------------------------------------
                               Class A                       --    $          --               --    $         --
                              -----------------------------------------------------------------------------------
                               Class B                       --               --               --              --
                              -----------------------------------------------------------------------------------
                               Class C                       --               --               --              --
                              -----------------------------------------------------------------------------------
                               Class S                1,219,065       26,526,859          446,770       8,028,455
                              -----------------------------------------------------------------------------------
                                                      1,219,065       26,526,859          446,770       8,028,455
                              -----------------------------------------------------------------------------------
                               SHARES REDEEMED
                              -----------------------------------------------------------------------------------
                               Class A                 (945,447)   $ (22,781,139)              --    $         --
                              -----------------------------------------------------------------------------------
                               Class B                  (63,842)      (1,468,241)              --              --
                              -----------------------------------------------------------------------------------
                               Class C                   (3,624)         (83,547)              --              --
                              -----------------------------------------------------------------------------------
                               Class S               (6,911,251)    (162,049,236)      (3,388,834)    (69,910,114)
                              -----------------------------------------------------------------------------------
                                                     (7,924,164)    (186,382,163)      (3,388,834)    (69,910,114)
                              -----------------------------------------------------------------------------------
                               NET INCREASE (DECREASE)
                              -----------------------------------------------------------------------------------
                               Class A                1,331,850    $  31,047,615               --    $         --
                              -----------------------------------------------------------------------------------
                               Class B                  860,214       20,458,335               --              --
                              -----------------------------------------------------------------------------------
                               Class C                  138,908        3,284,237               --              --
                              -----------------------------------------------------------------------------------
                               Class S                9,434,984      223,421,527        7,592,924     157,529,791
                              -----------------------------------------------------------------------------------
                                                     11,765,956      278,211,714        7,592,924     157,529,791
                              -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Class S paid distributions of $1.135 per share from net long-term capital gains during the year ended September 30, 1998, of which 66.5% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,000,000 as capital gain dividends for the year ended September 30, 1998.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates 100% of the income dividends paid during the Fund's fiscal year ended September 30, 1998 eligible for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns If you have specific questions about your account, please call 1-800-621-1048.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                                           OFFICERS

DANIEL PIERCE            WILLIAM H. LUERS          JERARD K. HARTMAN
President and Trustee    Trustee                   Vice President

PAUL BANCROFT III        WILSON NOLEN              DONALD E. HALL
Trustee                  Trustee                   Vice President

SHERYL J. BOLTON         KATHRYN L. QUIRK          THOMAS W. JOSEPH
Trustee                  Trustee, Vice President   Vice President
                         and Secretary
WILLIAM T. BURGIN                                  THOMAS F. MCDONOUGH
Trustee                  JOAN SPERO                Vice President and Secretary
                         Trustee
THOMAS J. DEVINE                                   KATHLEEN MILLARD
Trustee                  ROBERT G. STONE JR.       Vice President
                         Honorary Trustee
KEITH R. FOX                                       JOHN R. HEBBLE
Trustee                                            Treasurer

                                                   CAROLINE PEARSON
                                                   Assistant Secretary

-------------------------------------------------------------------------------
LEGAL COUNSEL                DECHERT PRICE & RHOADS
                             Ten Post Office Square South
                             Boston, MA 02109
-------------------------------------------------------------------------------
SHAREHOLDER                  KEMPER SERVICE COMPANY
SERVICE AGENT                P.O. Box 419557
                             Kansas City, MO 64141
-------------------------------------------------------------------------------
CUSTODIAN                    STATE STREET BANK AND TRUST COMPANY
                             225 Franklin Street
                             Boston, MA 02110
-------------------------------------------------------------------------------
INDEPENDENT                  PRICEWATERHOUSECOOPERS LLP
ACCOUNTANTS                  One Post Office Square
                             Boston, MA 02109
-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER        KEMPER DISTRIBUTORS, INC.
                             222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Value Fund prospectus.
KVF - 2(11/98) 1059750